UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of Report: October 15, 2003
 (Date of Earliest Event Reported)

Andersen Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-1460 (Commission File Number)	06-0659863 (IRS Employer Identification No.)
405 Park Avenue, Suite 1202 New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 826-8942 (Registrant's telephone number, including area code)

Item 7.             Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Press Release dated October 15, 2003

Item 12.            Results of Operations and Financial Condition.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Andersen Group, Inc., dated October 15, 2003, reporting the financial results of Andersen Group, Inc. for the three and six months ended August 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDERSEN GROUP, INC.
(Registrant)

 /s/ Andrew M. O'Shea
Name:  Andrew M. O'Shea
Title:    Chief Financial Officer

Date:    October 16, 2003